Phunware Receives United States Small Business Administration Loan Under CARES Act
AUSTIN, TX, April 13, 2020 (ORIGINAL: BUSINESS WIRE) – Phunware, Inc. (NASDAQ: PHUN) (the “Company”), a fully-integrated enterprise cloud platform for mobile that provides products, solutions, data and services for brands worldwide, announced today that it has received a loan under the United States Small Business Administration’s (SBA) Paycheck Protection Program (PPP) pursuant to the recently adopted Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”).
Phunware has received a $2,850,336 PPP loan through JPMorgan Chase Bank. The two-year, SBA administered PPP loan has an interest rate of 1.0% Per Annum, with initial payments deferred for six months. PPP loan proceeds will primarily be used for payroll costs and to retain workers.
Safe Harbor Clause and Forward-Looking Statements

This press release includes forward-looking statements. All statements other than statements of historical facts contained in this press release, including statements regarding our future results of operations and financial position, business strategy and plans, and our objectives for future operations, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “expose,” “intend,” “may,” “might,” “opportunity,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions that convey uncertainty of future events or outcomes are intended to identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.
The forward-looking statements contained in this press release are based on our current expectations and beliefs concerning future developments and their potential effects on us. Future developments affecting us may not be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) and other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” in our filings with the Securities and Exchange Commission (SEC), including our reports on Forms 10-K, 10-Q, 8-K and other filings that we make with the SEC from time to time. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. These risks and others described under “Risk Factors” in our SEC filings may not be exhaustive.
By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. We caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and developments in the industry in which we operate may differ materially from those made in or suggested by the forward-looking statements contained in this press release. In addition, even if our results or operations, financial condition and liquidity, and developments in the industry in which we operate are consistent with the forward-looking statements contained in this press release, those results or developments may not be indicative of results or developments in subsequent periods.

About Phunware, Inc.
Everything You Need to Succeed on Mobile — Transforming Digital Human Experience
Phunware, Inc. (NASDAQ: PHUN), is the pioneer of Multiscreen-as-a-Service (MaaS), an award-winning, fully integrated enterprise cloud platform for mobile that provides companies the products, solutions, data and services necessary to engage, manage and monetize their mobile application portfolios and audiences globally at scale. Phunware’s Software Development Kits (SDKs) include location-based services, mobile engagement, content management, messaging, advertising, loyalty (PhunCoin & Phun) and analytics, as well as a mobile application framework of pre-integrated iOS and Android software modules for building in-house or channel-based mobile application and vertical solutions. Phunware helps the world’s most respected brands create category-defining mobile experiences, with more than one billion active devices touching its platform each month. For more information about how Phunware is transforming the way consumers and brands interact with mobile in the virtual and physical worlds, visit https://www.phunware.com, https://www.phuncoin.com, https://www.phuntoken.com, and follow @phunware, @phuncoin and @phuntoken on all social media platforms.
PR & Media Inquiries:
Lauren Beaubien
lbeaubien@phunware.com
T: (303) 434-1133
Investor Relations:
Brendhan Botkin
bbotkin@phunware.com
T: (512) 394-6837